UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 21, 2011

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

341 North Main Street, Troy, North Carolina	27371
(Address of Principal Executive Offices)	(Zip Code)

(910) 576-6171

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Bancorp
INDEX

Page

Item 1.01 – Entry into a Material Definitive Agreement	3

Item 7.01 – Regulation FD Disclosure	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	5

Exhibit 10.1 – Purchase and Assumption Agreement dated January 21, 2011	Exhibit

Exhibit 99.1 – News Release dated January 21, 2011	Exhibit

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Item 1.01 – Entry into a Material Definitive Agreement

On January 21, 2011, First Bancorp (the “Registrant”) announced that First Bank, a wholly owned subsidiary of the Registrant, had entered into a definitive agreement (the “Agreement”) with the Federal Deposit Insurance Corporation (the “FDIC”), pursuant to which First Bank purchased substantially all of the assets and liabilities of The Bank of Asheville, a commercial bank headquartered in Asheville, North Carolina.  Total assets purchased amounted to approximately $210 million, including $162 million in loans, and total liabilities assumed were approximately $209 million, including $205 million in deposits.  Pursuant to the Agreement, First Bank is receiving a discount of $23.9 million on the net assets and is paying a 0% deposit premium.  Substantially all of the loans and foreclosed real estate purchased are covered by loss share agreements between the FDIC and First Bank, whereby the FDIC has agreed to cover 80% of the losses incurred by First Bank.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 and incorporated by reference herein.

Item 7.01 – Regulation FD Disclosure

On January 21, 2011, the Registrant issued a news release regarding its wholly owned subsidiary, First Bank, entering into a purchase and assumption agreement with the FDIC.  A copy of this news release is attached hereto as Exhibit 99.1 and is incorporated by reference.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

Item 9.01– Financial Statements and Exhibits

Exhibit 10.1	Purchase and Assumption Agreement dated January 21, 2011

Exhibit 99.1	Press release issued on January 21, 2011

Disclosures About Forward Looking Statements

The discussions included in this document and its exhibits may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which statements are inherently subject to risks and uncertainties.  Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact.  Such statements are often characterized by the use of qualifying words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” or other statements concerning opinions or judgments of the Registrant and its management about future events.  Factors that could influence the accuracy of such forward-looking statements include, but are not limited to, the financial success or changing strategies of the Registrant’s customers, the Registrant’s level of success in integrating acquisitions, actions of government regulators, the level of market interest rates, and general economic conditions.  For additional information about the factors that could affect the matters discussed in this paragraph, see the “Risk Factors” section of the Registrant’s most recent report on Form 10-K.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

January 25, 2011
	By:	/s/ Jerry L. Ocheltree
Jerry L. Ocheltree
President and Chief Executive Officer

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